                                                                      SCHEDULE A

                         UNITED HEALTHCARE CORPORATION
               QUARTERLY ANALYSIS FOR THE QUARTER ENDED 12/31/94
                        (Unaudited)            (000's)


                                                                                                                       % CHANGE
                                                   3 MONTHS ENDED          %        3 MONTHS ENDED          %        12/31/93 to
REVENUES:                                            12/31/94 (6)       REVENUE         12/31/93         REVENUE       12/31/94
                                                   --------------       -------     --------------       -------     -----------
  PREMIUM.......................................   $      877,317         90.5%      $      736,647         89.0%           19.1%
  MANAGEMENT SERVICES...........................           55,822          5.8%              73,923          8.9%          -24.5%
  INVESTMENT INCOME.............................           35,888          3.7%              17,030          2.1%          110.7%
                                                   --------------        -----       --------------        -----      ----------
     TOTAL REVENUES.............................          969,027        100.0%             827,600        100.0%           17.1%
                                                   --------------        -----       --------------        -----      ----------

OPERATING EXPENSES:

  MEDICAL COSTS (1).............................          685,613         78.1%(1)          580,238         78.8%(1)        18.2%
  SELLING, GENERAL & ADMINISTRATION.............          130,653         13.5%             138,597         16.7%           -5.7%
  DEPRECIATION & AMORTIZATION...................           15,540          1.6%              14,487          1.8%            7.3%
                                                   --------------        -----       --------------        -----      ----------
     TOTAL OPERATING EXPENSES...................          831,806         85.8%             733,322         88.6%           13.4%
                                                   --------------        -----       --------------        -----      ----------
EARNINGS FROM OPERATIONS........................          137,221         14.2%              94,278         11.4%           45.5%
INTEREST EXPENSE................................             (613)                             (789)                       -22.3%
GAIN ON SALE OF SUBSIDIARY (2)..................               --                                --                           --
MERGER COSTS (3) (4)............................               --                                --                           --
                                                   --------------                    --------------                   ----------
EARNINGS BEFORE INCOME TAXES, MINORITY
  INTERESTS AND EXTRAORDINARY GAIN..............          136,608                            93,489                         46.1%

PROVISION FOR INCOME TAXES......................          (51,914)                          (33,316)                        55.8%

MINORITY INTERESTS..............................             (451)                             (586)                       -23.0%
                                                   --------------                    --------------                   ----------
NET EARNINGS BEFORE EXTRAORDINARY GAIN..........           84,243                            59,587                         41.4%

EXTRAORDINARY GAIN ON SALE OF SUBSIDIARY,
  NET OF INCOME TAXES OF $808,758 (6)...........               --                                --
                                                   --------------                    --------------
NET EARNINGS....................................   $       84,243                    $       59,587
                                                   ==============                    ==============

WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING (5):                                  176,573                           173,254                          1.9%
                                                   ==============                    ==============                   ==========

EARNINGS PER SHARE (5):
  NET EARNINGS BEFORE EXTRAORDINARY GAIN (4)       $         0.48                    $         0.34                         41.2%
  EXTRAORDINARY GAIN (6)                                       --                                --
                                                   --------------                    --------------
  NET EARNINGS PER SHARE                           $         0.48                    $         0.34
                                                   ==============                    ==============

                                                                                                                       % CHANGE
                                                   12 MONTHS ENDED          %        12 MONTHS ENDED         %        12/31/93 to
                                                     12/31/94 (6)        REVENUE         12/31/93         REVENUE       12/31/94
                                                   ---------------       -------     ---------------      -------     -----------
  PREMIUM.......................................   $    3,376,238         89.6%      $    2,782,399        89.3%            21.3%
  MANAGEMENT SERVICES...........................          274,616          7.3%             270,027         8.7%             1.7%
  INVESTMENT INCOME.............................          118,028          3.1%              62,776         2.0%            88.0%
                                                   --------------        -----       --------------       -----       ----------
     TOTAL REVENUES.............................        3,768,882        100.0%           3,115,202       100.0%            21.0%
                                                   --------------        -----       --------------       -----       ----------

OPERATING EXPENSES:

  MEDICAL COSTS (1).............................        2,643,107         78.3%(1)        2,236,588        80.4%(1)         18.2%
  SELLING, GENERAL & ADMINISTRATION.............          555,649         14.7%             491,635        15.8%            13.0%
  DEPRECIATION & AMORTIZATION...................           64,079          1.7%              50,628         1.6%            26.6%
                                                   --------------        -----       --------------       -----       ----------
     TOTAL OPERATING EXPENSES...................        3,262,835         86.6%           2,778,851        89.2%            17.4%
                                                   --------------        -----       --------------       -----       ----------
EARNINGS FROM OPERATIONS........................          506,047         13.4%             336,351        10.8%            50.5%

INTEREST EXPENSE................................           (2,163)                           (3,046)                       -29.0%
GAIN ON SALE OF SUBSIDIARY (2)..................               --                            14,982 (2)                       --
MERGER COSTS (3) (4)............................          (35,940)(4)                       (14,860)(3)                       --
                                                   --------------                    --------------                   ----------
EARNINGS BEFORE INCOME TAXES, MINORITY
  INTERESTS AND EXTRAORDINARY GAIN..............          467,944                           333,427                         40.3%

PROVISION FOR INCOME TAXES......................         (177,822)                         (119,379)                        49.0%

MINORITY INTERESTS..............................           (1,983)                           (1,970)                         0.7%
                                                   --------------                    --------------                   ----------
NET EARNINGS BEFORE EXTRAORDINARY GAIN..........          288,139 (4)                       212,078                   See Note (4)

EXTRAORDINARY GAIN ON SALE OF SUBSIDIAR,
  NET OF INCOME TAXES OF $808,758  (6)..........        1,377,075 (6)                            --
                                                   --------------                    --------------

NET EARNINGS....................................   $    1,665,214                    $      212,078
                                                   ==============                    ==============

WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING (5):                                  175,209                           171,739                          2.0%
                                                   ==============                    ==============                   ==========
EARNINGS PER SHARE (5):
  NET EARNINGS BEFORE EXTRAORDINARY GAIN (4)       $         1.64 (4)                $         1.23                   See Note (4)
  EXTRAORDINARY GAIN (6)                                     7.86 (6)                            --
                                                   --------------                    --------------
  NET EARNINGS PER SHARE                           $         9.50                    $         1.23
                                                   ==============                    ==============


Note: All periods presented have been restated to include the results of HMO America, Inc., Ramsay HMO Inc., and Complete Health Services Inc. in accordance with pooling of interests accounting. UHC and HMO America merged on August 31, 1993. The Ramsay and Complete mergers occurred on May 31, 1994.

(1) Ratio of medical costs to premium revenue. Ratio includes health plans and United Behavioral Systems.
(2) On July 30, 1993, United HealthCare of Iowa, a 26,800 member health maintenance organization, was sold for $19.8 million.
(3) 1993 merger costs include professional fees and other direct costs associated with the August, 1993 merger of United HealthCare Corporation and HMO America, Inc.
(4) 1994 merger costs include professional fees and other direct costs associated with the May, 1994 merger of United HealthCare Corporation and Ramsay HMO Inc., & Complete Health Services Inc. Excluding the effects of the Ramsay and Complete merger costs, net earnings before extraordinary gain for the year ended 12/31/94 would have been: Earnings -$310,422 &
     EPS - $1.77.
(5) Weighted average number of common shares outstanding and earnings per share have been restated to reflect the Company's February 23, 1994 two-for-one stock split.
(6) On May 27, 1994, the Company completed the sale of its subsidiary Diversified Pharmaceutical Services to SmithKline Beecham for $2.3 billion, resulting in a net after tax gain of $1.38 billion or $7.86 EPS. Post disposition results of DPS are not included.

                                                                      SCHEDULE B

                         UNITED HEALTHCARE CORPORATION
                           QUARTERLY TREND ANALYSIS
                                  (Unaudited)
                                    (000's)

                                                                                               % CHG FROM
                                                4TH QTR        %        1ST QTR        %         4TH QTR     2ND QTR         %
REVENUES:                                         1993      REVENUE      1994       REVENUE       1993       1994 (4)     REVENUE
                                                -------     -------     -------     -------    ----------    --------     -------
 PREMIUM...................................    $ 736,647     89.0%    $ 804,991       89.1%       9.3%     $  835,702      89.0%
 MANAGEMENT SERVICES.......................       73,923      8.9%       81,422        9.0%      10.1%         77,552       8.2%
 INVESTMENT INCOME.........................       17,030      2.1%       17,143        1.9%       0.7%         26,211       2.8%
                                               ---------    -----     ---------      -----       ----      ----------     -----
 TOTAL REVENUES............................      827,600    100.0%      903,556      100.0%       9.2%        939,465     100.0%
                                               ---------    -----     ---------      -----       ----      ----------     -----
 OPERATING EXPENSES:
 MEDICAL COSTS (1).........................      580,238     78.8%(1)   629,578       78.2%(1)    8.5%        652,266      78.1%(1)
 SELLING, GENERAL & ADMIN..................      138,597     16.7%      143,366       15.9%       3.4%        148,168      15.8%
 DEPRECIATION & AMORT......................       14,487      1.8%       15,903        1.8%       9.8%         16,378       1.7%
                                               ---------    -----     ---------      -----       ----      ----------     -----
 TOTAL OPERATING EXPENSES..................      733,322     88.6%      788,847       87.3%       7.6%        816,812      86.9%
                                               ---------    -----     ---------      -----       ----      ----------     -----
EARNINGS FROM OPERATIONS...................       94,278     11.4%      114,709       12.7%      21.7%        122,653      13.1%

INTEREST EXPENSE...........................         (789)                  (568)                -28.0%           (569)
MERGER COSTS (2)...........................           --                     --                    --         (35,940)(2)
                                               ---------              ---------                  ----      ----------
EARNINGS BEFORE INCOME TAXES, MINORITY
 INTERESTS AND EXTRAORDINARY GAIN..........       93,489                114,141                  22.1%         86,144

PROVISION FOR INCOME TAXES.................      (33,316)               (43,067)                 29.3%        (33,031)

MINORITY INTERESTS.........................         (586)                  (676)                   --            (457)
                                               ---------              ---------                  ----      ----------
NET EARNINGS BEFORE EXTRAORDINARY GAIN            59,587                 70,398                  18.1%         52,656 (2)

EXTRAORDINARY GAIN ON SALE OF SUBSIDIARY,
 NET OF INCOME TAXES OF $808,758 (4).......           --                     --                             1,377,075 (4)
                                               ---------              ---------                            ----------

NET EARNINGS...............................    $  59,587              $  70,398                            $1,429,731
                                               =========              =========                            ==========
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING (3):                   173,254                174,507                   0.7%        175,490
                                               =========              =========                  ====      ==========

EARNINGS PER SHARE (3):
 NET EARNINGS BEFORE EXTRAORDINARY GAIN (2)    $    0.34                   0.40                  17.6%           0.30 (2)
 EXTRAORDINARY GAIN (4)                               --                     --                                  7.85 (4)
                                               ---------              ---------                  ====      ----------
 NET EARNINGS PER SHARE                        $    0.34                   0.40                                  8.15
                                               =========              =========                            ==========
                                              % CHG FROM                           % CHG FROM                             % CHG FROM
                                                1ST QTR     3RD QTR         %        2ND QTR      4TH QTR         %         3RD QTR
REVENUES:                                        1994       1994 (4)     REVENUE      1994        1994 (4)     REVENUE       1994
                                              ----------    --------     -------   ----------     --------     -------    ----------
 PREMIUM...................................        3.8%    $ 858,228      89.7%          2.7%    $ 877,317      90.5%          2.2%
 MANAGEMENT SERVICES.......................       -4.8%       59,820       6.3%        -22.9%       55,822       5.8%         -6.7%
 INVESTMENT INCOME.........................       52.9%       38,786       4.0%         48.0%       35,888       3.7%         -7.5%
                                              --------     ---------     -----      --------     ---------     -----       -------
 TOTAL REVENUES............................        4.0%      956,834     100.0%          1.8%      969,027     100.0%          1.3%
                                              --------     ---------     -----      --------     ---------     -----       -------
OPERATING EXPENSES:
 MEDICAL COSTS (1).........................        3.6%      675,650      78.7%(1)       3.6%      685,613      78.1%(1)       1.5%
 SELLING, GENERAL & ADMIN..................        3.3%      133,462      13.9%         -9.9%      130,653      13.5%         -2.1%
 DEPRECIATION & AMORT......................        3.0%       16,258       1.7%         -0.7%       15,540       1.6%         -4.4%
                                              --------     ---------     -----      --------     ---------     -----       -------
 TOTAL OPERATING EXPENSES..................        3.5%      825,370      86.3%          1.0%      831,806      85.8%          0.8%
                                              --------     ---------     -----      --------     ---------     -----       -------
EARNINGS FROM OPERATIONS...................        6.9%      131,464      13.7%          7.2%      137,221      14.2%          4.4%

INTEREST EXPENSE...........................        0.2%         (413)                  -27.4%         (613)                   48.4%
MERGER COSTS (2)...........................         --            --                      --            --                      --
                                              --------     ---------                --------     ---------                 -------
EARNINGS BEFORE INCOME TAXES, MINORITY
 INTERESTS AND EXTRAORDINARY GAIN..........      -24.5%      131,051                    52.1%      136,608                     4.2%

PROVISION FOR INCOME TAXES.................      -23.3%      (49,810)                   50.8%      (51,914)                    4.2%

MINORITY INTERESTS.........................         --          (399)                     --          (451)                     --
                                              --------     ---------                --------     ---------                 -------
NET EARNINGS BEFORE EXTRAORDINARY GAIN        See Note (2)    80,842                See Note (2)    84,243                     4.2%

EXTRAORDINARY GAIN ON SALE OF SUBSIDIARY,
 NET OF INCOME TAXES OF $808,758 (4).......                       --                                    --
                                                           ---------                             ---------

NET EARNINGS...............................                $  80,842                             $  84,243
                                                           =========                             =========
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING (3):                     0.6%      176,038                     0.3%      176,573                     0.3%
                                              ========     =========                ========     =========                 =======

EARNINGS PER SHARE (3):
 NET EARNINGS BEFORE EXTRAORDINARY GAIN (2)   See Note (2) $    0.46                See Note (2) $    0.48                     4.3%
 EXTRAORDINARY GAIN (4)                                          --                                    --
                                                           ---------                             ---------
 NET EARNINGS PER SHARE                                    $    0.46                             $    0.48
                                                           =========                             =========

Note: All periods presented have been restated to include the results of HMO America, Inc., Ramsay HMO Inc., and Complete Health Services Inc. in accordance with pooling of interests accounting. UHC and HMO America merged on August 31, 1993. The Ramsay and Complete mergers occurred on May 31, 1994.

(1) Ratio of medical costs to premium revenue. Ratio includes health plans and United Behavioral Systems.
(2) Second quarter 1994 merger costs include professional fees and other direct costs associated with the May, 1994 merger of United HealthCare Corporation and Ramsay HMO Inc., & Complete Health Services Inc. These costs were $35.9 million before tax, $22.3 million after tax, and reduced net earnings per share before extraordinary gain by $.13.
(3) Weighted average number of common shares outstanding and earnings per share have been restated to reflect the Company's February 23, 1994 two-for-one stock split.
(4) On May 27, 1994, the Company completed the sale of its subsidiary Diversified Pharmaceutical Services to SmithKline Beecham for $2.3 billion, resulting in a net after tax gain of $1.38 billion or $7.85 EPS for the quarter. Post disposition results of DPS are not included.

                                                                      SCHEDULE C

                         UNITED HEALTHCARE CORPORATION
                QUARTERLY ANALYSIS FOR THE YEAR ENDED 12/31/94
                           LINE OF BUSINESS SUMMARY
                                  (Unaudited)
                                    (000's)

                                                                                                                       % CHANGE
                                                   3 MONTHS ENDED           %        3 MONTHS ENDED          %        12/31/93 to
REVENUES                                              12/31/94           OF TOTAL       12/31/93          OF TOTAL      12/31/94
- - - --------                                           --------------        --------    --------------       --------    -----------
    OWNED HEALTH PLANS                             $     870,730            89.9%    $     735,950          88.9%         18.3%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES (1)                              86,001 (1)         8.9%          127,044          15.4%        -32.3%(1)

    CORPORATE, ELIMINATIONS AND OTHER                     12,296             1.2%          (35,394)         -4.3%           --
                                                   -------------           -----     -------------         -----         -----
TOTAL REVENUE                                      $     969,027           100.0%    $     827,600         100.0%         17.1%
                                                   =============           =====     =============         =====         =====

OPERATING INCOME
- - - ----------------

    OWNED HEALTH PLANS                             $      96,038            70.0%    $      65,511          69.5%         46.6%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES (1)                              14,622 (1)        10.7%           21,585          22.9%        -32.3%

    CORPORATE, ELIMINATIONS  AND OTHER                    26,561            19.3%            7,182           7.6%           --
                                                   -------------           -----     -------------         -----         -----
TOTAL OPERATING INCOME                             $     137,221           100.0%    $      94,278         100.0%         45.5%
                                                   =============           =====     =============         =====         =====

OPERATING MARGIN
- - - ----------------

    OWNED HEALTH PLANS                                      11.0%                              8.9%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES (1)                                17.0%(1)                          17.0%
                                                   -------------                     -------------
TOTAL OPERATING MARGIN                                      14.2%                             11.4%
                                                   =============                     =============
                                                                                                                       % CHANGE
                                                   12 MONTHS ENDED          %        12 MONTHS ENDED         %        12/31/93 to
REVENUES                                               12/31/94          OF TOTAL        12/31/93         OF TOTAL      12/31/94
- - - --------                                           ---------------       --------    ---------------      --------    -----------
    OWNED HEALTH PLANS                             $   3,358,546            89.1%    $   2,777,514          89.2%         20.9%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES (1)                             456,109 (1)        12.1%          425,992          13.7%          7.1%(1)

    CORPORATE, ELIMINATIONS AND OTHER                    (45,773)           -1.2%          (88,304)         -2.8%           --
                                                   -------------           -----     -------------         -----         -----
TOTAL REVENUE                                      $   3,768,882           100.0%    $   3,115,202         100.0%         21.0%
                                                   =============           =====     =============         =====         =====

OPERATING INCOME
- - - ----------------

    OWNED HEALTH PLANS                             $     352,061            69.6%    $     234,415          69.7%         50.2%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES (1)                              71,994 (1)        14.2%           76,050          22.6%         -5.3%

    CORPORATE, ELIMINATIONS AND OTHER                     81,992            16.2%           25,886           7.7%           --
                                                   -------------           -----     -------------         -----         -----
TOTAL OPERATING INCOME                             $     506,047           100.0%    $     336,351         100.0%         50.5%
                                                   =============           =====     =============         =====         =====

OPERATING MARGIN
- - - ----------------

    OWNED HEALTH PLANS                                      10.5%                              8.4%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES (1)                                15.8%(1)                          17.9%
                                                   -------------                     -------------
TOTAL OPERATING MARGIN                                      13.4%                             10.8%
                                                   =============                     =============


Note: All periods presented have been restated to include the results of HMO America, Inc., Ramsay HMO Inc., and Complete Health Services Inc. in accordance with pooling of interests accounting. UHC and HMO America merged on August 31, 1993. The Ramsay and Complete mergers occurred on May 31, 1994.

(1) Excludes the post disposition results of Diversified Pharmaceutical Services, which was sold on May 27, 1994.

                                                                      SCHEDULE D
                         UNITED HEALTHCARE CORPORATION
                      LINE OF BUSINESS SUMMARY - HISTORY
                                    (000's)

                                                  1993                                     1994
                                        ===================   ==================================================================
                                           4TH QTR    % OF       1ST QTR    % OF    % CHG FROM     2ND QTR      % OF  % CHG FROM
REVENUES                                             TOTAL                 TOTAL    4TH QTR 93                 TOTAL  1ST QTR 94
- - - --------                                -------------------   ------------------------------------------------------------------
  OWNED HEALTH PLANS                    $  735,950    88.9%   $  803,251    88.9%       9.1%    $  831,819      88.5%     3.6%

  MANAGED HEALTH PLAN AND
   SPECIALTY SERVICES (1)                  127,044    15.4%      149,824    16.6%      17.9%       133,892 (1)  14.3%   -10.6%

  CORPORATE, ELIMINATIONS AND OTHER        (35,394)   -4.3%      (49,519)   -5.5%        --        (26,246)     -2.8%      --
                                        -------------------   ------------------------------------------------------------------
TOTAL REVENUE                           $  827,600   100.0%   $  903,556   100.0%       9.2%    $  939,465     100.0%     4.0%
                                        ===================   ==================================================================

OPERATING INCOME
- - - ----------------

  OWNED HEALTH PLANS                    $   65,511    69.5%   $   82,651    72.1%      26.2%    $   85,231      69.5%     3.1%

  MANAGED HEALTH PLAN AND
   SPECIALTY SERVICES (1)                   21,585    22.9%       23,443    20.4%       8.6%        19,687 (1)  16.0%   -16.0%

  CORPORATE, ELIMINATIONS AND OTHER          7,182     7.6%        8,615     7.5%      20.0%        17,735      14.5%      --
                                        -------------------   ------------------------------------------------------------------
TOTAL OPERATING INCOME                  $   94,278   100.0%   $  114,709   100.0%      21.7%    $  122,653     100.0%     6.9%
                                        ===================   ==================================================================

OPERATING MARGIN
- - - ----------------

  OWNED HEALTH PLANS                           8.9%                 10.3%                             10.2%

  MANAGED HEALTH PLAN AND
   SPECIALTY SERVICES (1)                     17.0%                 15.6%                             14.7%(1)
                                        ------------          ------------                      --------------
TOTAL OPERATING MARGIN                        11.4%                 12.7%                             13.1%
                                        ============          ============                      ==============

FOR INFORMATION PURPOSES ONLY
- - - -----------------------------

INVESTMENT INCOME INCLUDED IN LINE OF BUSINESS ABOVE:

  OWNED HEALTH PLANS                    $    7,773            $    7,869                1.2%    $    8,471                7.7%

  CORPORATE, ELIMINATIONS AND OTHER          9,257                 9,274                0.2%        17,740               91.3%
                                        -------------------   ------------------------------------------------------------------
TOTAL INVESTMENT INCOME                 $   17,030            $   17,143                0.7%    $   26,211               52.9%
                                        ===================   ==================================================================

RATIOS
- - - ------
COMBINED SG & A RATIO (2)                     12.2%                 10.9%                             10.9%
HEALTH PLAN MEDICAL LOSS RATIO (3)            80.0%                 79.5%                             79.1%

                                                                                 1994
                                        =======================================================================================
                                           3RD QTR        % OF    % CHG FROM      4TH QTR       % OF    % CHG FROM   % CHG FROM
REVENUES                                                 TOTAL    2ND QTR 94                   TOTAL    3RD QTR 94   4TH QTR 94
- - - --------                                ---------------------------------------------------------------------------------------
  OWNED HEALTH PLANS                    $  852,746        89.1%       2.5%     $  870,730       89.9%       2.1%        18.3%

  MANAGED HEALTH PLAN AND
   SPECIALTY SERVICES (1)                   86,392 (1)     9.0%     -35.5%         86,001 (1)    8.9%      -0.5%       -32.3%

  CORPORATE, ELIMINATIONS AND OTHER         17,696         1.9%        --          12,296        1.2%        --           --
                                        ---------------------------------------------------------------------------------------
TOTAL REVENUE                           $  956,834       100.0%       1.8%     $  969,027      100.0%       1.3%        17.1%
                                        =======================================================================================

OPERATING INCOME
- - - ----------------

  OWNED HEALTH PLANS                    $   88,141        67.0%       3.4%     $   96,038       70.0%       9.0%        46.6%

  MANAGED HEALTH PLAN AND
   SPECIALTY SERVICES (1)                   14,242 (1)    10.8%     -27.7%         14,622 (1)   10.7%       2.7%       -32.3%

  CORPORATE, ELIMINATIONS AND OTHER         29,081        22.1%        --          26,561       19.3%      -8.7%          --
                                        ---------------------------------------------------------------------------------------
TOTAL OPERATING INCOME                  $  131,464       100.0%       7.2%     $  137,221      100.0%       4.4%        45.5%
                                        =======================================================================================

OPERATING MARGIN
- - - ----------------

  OWNED HEALTH PLANS                          10.3%                                  11.0%

  MANAGED HEALTH PLAN AND
   SPECIALTY SERVICES (1)                     16.5%(1)                               17.0%(1)
                                        --------------                         --------------
TOTAL OPERATING MARGIN                        13.7%                                  14.2%
                                        ==============                         ==============

FOR INFORMATION PURPOSES ONLY
- - - -----------------------------

INVESTMENT INCOME INCLUDED IN LINE OF BUSINESS ABOVE:

  OWNED HEALTH PLANS                    $    8,447                   -0.3%     $    9,906                  17.3%        27.4%

  CORPORATE, ELIMINATIONS AND OTHER         30,339                   71.0%         25,982                 -14.4%       180.7%
                                        ---------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                 $   38,786                   48.0%     $   35,888                  -7.5%       110.7%
                                        =======================================================================================

RATIOS
- - - ------

COMBINED SG & A RATIO (2)                     10.6%                                         10.3%
HEALTH PLAN MEDICAL LOSS RATIO (3)            79.4%                                         79.1%

Note: All periods presented have been restated to include the results of HMO America, Inc., Ramsay HMO Inc., and Complete Health Services Inc. in accordance with pooling of interests accounting. UHC and HMO America merged on August 31, 1993. The Ramsay and Complete mergers occurred on May 31, 1994.

(1) Excludes the post disposition results of Diversified Pharmaceutical Services, which was sold on May 27, 1994.
(2) Total selling, general & administrative expense for Owned and Managed Health Plans as a percent of combined premium revenue for Owned and Managed Health Plans.
(3)  Ratio for owned health plans only.

                                                                      SCHEDULE E

                         UNITED HEALTHCARE CORPORATION
                              QUARTERLY ANALYSIS
                                 BALANCE SHEET
                                  (Unaudited)
                                    (000's)

SUMMARY BALANCE SHEET                            12/31/91       12/31/92 (1)       03/31/93 (2)         06/30/93         09/30/93
- - - ---------------------                          -----------      ------------       ------------       -----------      -----------
CASH & SHORT-TERM INVESTMENTS                  $   341,404      $   411,716        $   340,737        $   263,282      $   238,121
OTHER CURRENT ASSETS                               103,253          125,780            172,342            198,358          197,715
LONG-TERM INVESTMENTS                              171,853          480,663            551,825            655,871          724,883
OTHER LONG-TERM ASSETS                             184,963          303,015            400,097            407,384          414,270
                                               -----------      -----------        -----------        -----------      -----------
                 TOTAL ASSETS                  $   801,473      $ 1,321,174        $ 1,465,001        $ 1,524,895      $ 1,574,989
                                               ===========      ===========        ===========        ===========      ===========


MEDICAL SERVICES PAYABLE                       $   223,741      $   328,592        $   391,625        $   398,587      $   401,578
UNEARNED PREMIUMS                                   42,343           60,808             30,308             32,293           20,456
OTHER CURRENT LIABILITIES                           64,603           81,240            126,987            122,879          121,025
TAXES PAYABLE - GAIN ON SALE OF SUBSIDIARY              --               --                 --                 --               --
OTHER LONG-TERM LIABILITIES                         41,649           24,132             42,044             41,032           40,095
                                               -----------      -----------        -----------        -----------      -----------
                 TOTAL LIABILITIES                 372,336          494,772            590,964            594,791          583,154

MINORITY INTERESTS                                   2,341            3,499              4,103              3,091            3,536

SHAREHOLDERS' EQUITY                               426,796          822,903            869,934            927,013          988,299
                                               -----------      -----------        -----------        -----------      -----------

       TOTAL LIABILITIES & EQUITY              $   801,473      $ 1,321,174        $ 1,465,001        $ 1,524,895      $ 1,574,989
                                               ===========      ===========        ===========        ===========      ===========

SUMMARY BALANCE SHEET                            12/31/93         03/31/94         06/30/94 (3)         09/30/94         12/31/94
- - - ---------------------                          -----------      -----------        ------------       -----------      -----------
CASH & SHORT-TERM INVESTMENTS                  $   400,870      $   377,628        $ 2,347,177        $ 1,843,727      $ 1,654,336
OTHER CURRENT ASSETS                               213,098          231,924            238,019            218,874          253,879
LONG-TERM INVESTMENTS                              713,879          789,710          1,018,719          1,000,721        1,093,132
OTHER LONG-TERM ASSETS                             459,507          485,261            462,477            465,735          488,132
                                               -----------      -----------        -----------        -----------      -----------
                 TOTAL ASSETS                  $ 1,787,354      $ 1,884,523        $ 4,066,392        $ 3,529,057      $ 3,489,479
                                               ===========      ===========        ===========        ===========      ===========


MEDICAL SERVICES PAYABLE                       $   459,201      $   455,627        $   441,043        $   437,174      $   443,559
UNEARNED PREMIUMS                                   70,844           76,174             31,018             68,300           70,718
OTHER CURRENT LIABILITIES                          128,689          149,624            155,486            120,899          134,025
TAXES PAYABLE - GAIN ON SALE OF SUBSIDIARY              --               --            808,758            171,758           16,000
OTHER LONG-TERM LIABILITIES                         39,099           38,259             27,123             23,956           24,275
                                               -----------      -----------        -----------        -----------      -----------
                 TOTAL LIABILITIES                 697,833          719,684          1,463,428            822,087          688,577

MINORITY INTERESTS                                   4,111            4,788              5,048              5,197            5,446

SHAREHOLDERS' EQUITY                             1,085,410        1,160,051          2,597,916          2,701,773        2,795,456
                                               -----------      -----------        -----------        -----------      -----------

       TOTAL LIABILITIES & EQUITY              $ 1,787,354      $ 1,884,523        $ 4,066,392        $ 3,529,057      $ 3,489,479
                                               ===========      ===========        ===========        ===========      ===========


Note: All periods presented have been restated to include the results of HMO America, Inc., and Complete Health Services Inc. in accordance with pooling of interests accounting. UHC and HMO America merged on August 31, 1993. The Ramsay and Complete mergers occurred on May 31, 1994.

(1) Physicians Health Plan of Ohio, Inc. (Columbus, OH) was acquired in January, 1992. Also, the Company completed a public offering of 5,000,000 shares of common stock in March, 1992, raising net proceeds of approximately $196,000,000.
(2) Western Ohio HealthCare Corporation (Dayton, OH) was acquired in January, 1993.
(3) On May 27, 1994, the Company completed the sale of its subsidiary Diversified Pharmaceutical Services to SmithKline Beecham for $2.3 billion, resulting in a net after tax gain of $1.38 billion or $7.86 EPS.

                                                                      SCHEDULE F
                         UNITED HEALTHCARE CORPORATION
                           QUARTERLY TREND ANALYSIS
                                  ENROLLMENT

                                                                                                             % CHANGE     % CHANGE
                                                     DEC            JAN            DEC            JAN        DEC 93 to   JAN 94 to
HEALTH PLANS                                         1993           1994           1994         1995(2)       DEC 94       JAN 95
- - - --------------------------------------------      ----------     ----------     ----------    -----------    ---------   ---------
  OWNED (1)    - COMMERCIAL                        1,521,000      1,639,000      1,791,000    2,133,000        17.8%       30.1.%
               - MEDICARE                             98,000         98,000        109,000      111,000        11.2%       13.3%
               - MEDICAID                            239,000        239,000        285,000      291,000        19.2%       21.8%
                                                  ----------     ----------     ----------    ----------     ---------   ---------
                   TOTAL OWNED                     1,858,000      1,976,000      2,185,000    2,535,000        17.6%       28.3%

  MANAGED      - COMMERCIAL                          852,000        871,000        940,000    1,012,000        10.3%       16.2%
               - MEDICARE                             79,000         79,000         77,000       77,000        -2.5%       -2.5%
               - MEDICAID                             46,000         45,000         47,000       50,000         2.2%       11.1%
                                                  ----------     ----------     ----------    ----------     ---------   ---------
                   TOTAL MANAGED                     977,000        995,000      1,064,000    1,139,000         8.9%       14.5%

  TOTAL        - COMMERCIAL                        2,373,000      2,510,000      2,731,000    3,145,000        15.1%       25.3%
               - MEDICARE                            177,000        177,000        186,000      188,000         5.1%        6.2%
               - MEDICAID                            285,000        284,000        332,000      241,000        16.5%       20.1%
                                                  ----------     ----------     ----------    ----------     ---------   ---------
                      TOTAL HEALTH PLANS           2,835,000      2,971,000      3,249,000    3,674,000        14.6%       23.7%
                                                  ==========     ==========     ==========    ==========     =========   =========

SPECIALTY MANAGED CARE SERVICES COMPANIES
- - - --------------------------------------------

UNITED BEHAVIORAL SYSTEMS                          2,373,000      2,618,000      2,962,000    3,074,000        24.8%       17.4%

HEALTHMARC                                         1,863,000      1,863,000      2,144,000    2,235,000        15.1%       20.0%

UNITED RESOURCE NETWORKS                          12,885,000     13,087,000     15,633,000   15,986,000        21.3%       22.2%

INSTITUTE FOR HUMAN RESOURCES                      2,078,000      2,385,000      2,585,000    2,804,000        24.4%       17.6%

(1) Consistent with pooling accounting, all periods presented have been restated to include the enrollment of HMO America, Inc., Ramsay HMO Inc., and Complete Health Services Inc. UHC and HMO America merged on August 31, 1993. The Ramsay and Complete mergers occurred on May 31, 1994.
(2) Includes GenCare enrollment only for the January 1995 period (230,000 enrollees). GenCare Health Systems was acquired on January 4, 1995. Consistent with purchase accounting, no prior period restatements were reflected on this schedule.
     Total GenCare enrollment in December 1993, January 1994 and December 1994 was 150,000, 175,000 and 198,000 enrollees, respectively.